SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2006
Idenix Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-49839	45-0478605
(State or other jurisdiction		(IRS Employer
of incorporation)	(Commission File Number)	Identification No.)

60 Hampshire Street
Cambridge,MA		02139
(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (617) 995-9800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Ex-99.1 Press Release dated May 2, 2006

Item 2.02 Results of Operations and Financial Condition
     On May 2, 2006, Idenix Pharmaceuticals, Inc. announced its financial results for the first quarter ended March 31, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
99.1	Press Release dated May 2, 2006.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2006	IDENIX PHARMACEUTICALS, INC.
	By:	/s/ David A. Arkowitz
David A. Arkowitz
Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated May 2, 2006.